Owens Corning Investor Presentation Week of October 30, 2006 Exhibit 99.1

Forward-looking Statement and Non-GAAP Measures
This presentation contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected in these statements.  The forward-looking statements speak only to the dates hereof and are subject to change.  The
Company does not undertake any duty to update or revise forward-looking statements.
Further information on factors that could affect the company's financial and other results is included in the company's Forms 10-Q and 10-K, filed with the Securities and Exchange Commission.  Additional company information is available on the
Owens Corning Website: www.owenscorning.com.
Certain data included within this presentation considers “non-GAAP financial measures.” The non-GAAP measure used throughout this presentation is EBIT(DA)
or income (loss) before interest, taxes, depreciation, and amortization.  We use this non-GAAP measure as a metric in determining performance related compensation because it provides a more complete understanding of our underlying results.
Although we believe that the non-GAAP financial measures presented enhance investors’ understanding of our business and performance, these non-GAAP measures should not be considered an alternative to GAAP.
Set forth at the end of this presentation (Page 28) is a reconciliation of the
Company’s 2005 Income from Operations.

Management Presenters
David Brown
President and Chief
Executive Officer
Michael Thaman
Chairman of the Board and
Chief Financial Officer
Scott Deitz
Vice President, Investor
Relations
•
President & CEO since 2002
•
Joined Owens Corning in 1978
•
Chairman of the Board since 2002
•
Chief Financial Officer since 2000
•
Joined Owens Corning in 1992
•
Vice President, Investor Relations since 2006
•
Joined Owens Corning in 2005

2006
Fortune Magazine
Most Admired Company in the building materials category;
50+
consecutive years on the Fortune 500
Owens Corning Today
• 2005 sales of $6.3 billion, 20,000 employees in
26 countries
• Leader in building materials systems and high-
performance glass composites
•
Best known for PINK FIBERGLAS
®
home
insulation
• An “energy efficiency” company
• Four business segments
–
Insulating Systems
–
Roofing & Asphalt
–
Other Building Materials & Services
–
Composite Solutions
Products include:
–
Insulation
–
Roofing
–
Residential noise-control solutions
–
Basement finishing systems
–
Vinyl siding
–
Manufactured stone veneer
–
Glass fiber composite materials for
computers, autos,
telecommunications, bridges,
appliances, recreation, windmill
blades and other applications

Owens Corning
INNOVATIONS FOR LIVING™

OWENS CORNING's BRIGHT FUTURE

- Customers prosper
- Employees grow
- Investors win

OUR PURPOSE: DELIVERING SOLUTIONS | TRANSFORMING MARKETS | ENHANCING LIVES

OUR STANDS:

- Our Commitment to SAFETY is Unconditional
- OC is an Enterprise of Extraordinary TALENT
- OC is WASTE FREE

OUR VALUES: INTEGRITY | RESPECT | ACCOUNTABILITY | FUN | SHARING | CANDOR | INNOVATION

OUR FOUNDATION: One Company

Investment Highlights
• Market leadership in major businesses
• Strong and recognizable brands
• Long-standing, successful customer relationships
• Multiple channels to diverse end markets
• Strong financial position and cash flow generation
• Cost-competitive asset base
• Management team with a proven record
• Shareholder value
–
Improve productivity
–
Focus on providing solutions and innovation
–
Pursue growth initiatives

Financial Highlights Since 2002
•
Reduced employee injuries by 70%
•
Maintained or increased market share across business segments
•
Investment grade credit rating post emergence
•
Strengthened financial performance, and increased market shares
–
Increased sales at a CAGR of 9% to $6.3 billion in 2005
–
Reduced SG&A as a percent of sales from 11% to 9% in 2005
–
Increased Adjusted EBITDA
(1)
at a CAGR of 15% to $775
(1)
million in 2005
–
Improved Return on Net Assets from 10% to 17% in 2005
(2)
•
Invested $1.1 billion into existing operations and growth opportunities through 2005
•
Pension Plan
–
Owens Corning maintains a well funded cash balance plan
–
Funded approximately $480 million into global pensions through 2005
•
Significant tax shields upon emergence with $2.9B of NOL’s with a net present value of approximately $670MM
(1) Adjusted EBITDA is defined as EBIT(DA) adjusted for items affecting comparability including asbestos, bankruptcy related expenses, restructure and other items. For additional information on these items please refer to our Appendix.  All further references to EBIT(DA) in this document are referred to the Adjusted EBIT(DA) definition unless otherwise noted.
(2) Ongoing NOPAT/ (Adj. Net assets less adj. liabilities)

OWENS CORNING®
INNOVATIONS FOR LIVING™

OWENS CORNING®
INNOVATIONS FOR LIVING™

CULTURED STONE®
The Preferred Name In Stone™

BASEMENT FINISHING SYSTEM™
NOBODY KNOWS BASEMENTS BETTER™

NORANDEX/REYNOLDS
An Owens Corning Business

OWENS CORNING® HOMExperts®

OWENS CORNING® Trumbull®
INNOVATIONS FOR LIVING™

Market Leadership &
Our Strong Brand Equity
Leading North America Market
Positions
•
Residential Insulation
•
Commercial & Industrial Insulation
•
Manufactured Stone Veneer
•
Residential Shingles
•
Roofing Asphalts
Worldwide Leader
•
Glass Fiber Reinforcement
Materials used for Composites

Balanced Portfolio of Varied End Markets
Revenue by End Market
2005 Revenue: $6.3 billion
(1)
(1)  Percentages by end market based on revenue of $6.5B before corporate eliminations
U.S. & Canada
New Residential
Construction
36.0%
U.S. & Canada
Residential
Repair &
Remodeling
34.0%
U.S. & Canada
Commercial &
Industrial
18.0%
International
12.0%

Business Segment Overview
(1) Percentages by segment based on revenue of $6.5B before corporate eliminations
(2) Percentages by segment based on EBITDA of $910MM before general corporate expense and adjustments; See Appendix:
Reconciliation of 2005 Adjusted to Reported IFO
2005 EBITDA: $775  million
(2)
Insulating
Systems
30%
Roofing and
Asphalt
28%
Composite
Solutions
23%
Other Building
Materials & Services
19%
Insulating
Systems
54%
Roofing and
Asphalt
19%
Composite
Solutions
24%
Other Building Materials & Services
3%
2005 Revenue: $6.3 billion
(1)

Insulating Systems
2005 Revenue by End Market
U.S. & Canada
New
Residential
Construction
60%
U.S. & Canada
Repair &
Remodeling
13%
U.S. & Canada
Commercial &
Industrial
19%
International
8%
Financial performance ($MM)
500
1,000
1,500
2,000
$2,500
2003 2004 2005 LTM 9/30/06
0%
5%
10%
15%
20%
25%
LTM refers to last 12 months
Sales EBIT Margin

Strategic Initiatives: Effective Management
Through a Weaker Housing Market
•
Leverage product upgrades
•
Accelerate demand creation initiatives
–
Focus on rising energy costs and U.S. Energy Policy Act
–
Promote state building code upgrades and compliance
–
Drive noise-control solutions for new N.A. home buyers
•
Drive waste elimination
–
Optimize logistics
–
Reconfigure supply chain
•
Selected downtime at high-delivered-cost
facilities
•
Relentless pursuit of low-cost position

OWENS CORNING
INNOVATIONS FOR LIVING™

Trumbull
Perma Mop
Trumbull
3

Roofing & Asphalt
2005 Revenue by End Market
U.S. & Canada
Commercial & Industrial
12%
U.S. & Canada
New
Residential
Construction
21%
U.S. & Canada
Residential
Repair & Remodeling
67%
500
1,000
1,500
2,000
$2,500
2003 2004 2005 LTM 9/30/06
0%
2%
4%
6%
8%
10%
Financial performance ($MM)
LTM refers to last 12 months
Sales EBIT Margin

Strategic Initiatives: Roofing & Asphalt
•
Partnering with World Class Customers
– Lowe’s, ABC Supply, 84Lumber
•
Product Innovation
– National roll-out of Surenail®, a patented product that provides fast, accurate nailing preferred by contractors and higher wind performance preferred by consumers
•
Disciplined return on capital approach to capacity
– Right size asset base consistent with projected industry demand
– Create incremental laminate capacity with existing infrastructure
– Asset investment supporting Surenail® roll out
•
Reduce delivered cost
– Productivity initiatives focused on increased capacity utilization, asphalt blend optimization, logistics and energy reduction

Other Building Materials & Services
2005 Revenue by End Market
U.S. & Canada
New
Residential
Construction
55%
U.S. & Canada
Residential Repair
& Remodeling
42%
U.S. & Canada
Commercial & Industrial
3%
200
400
600
800
1,000
1,200
$1,400
2003 2004 2005 LTM 9/30/06
0%
2%
4%
6%
8%
10%
•
Cultured Stone
®
•
Vinyl Siding
•
Norandex/Reynolds Distribution
•
HOMExperts
®
Construction Services
•
Owens Corning Franchising
Financial performance ($MM)
LTM refers to last 12 months
Sales
EBIT Margin

Strategic Initiatives:
Other Building Materials & Services
•
Leverage our vinyl siding business to a profitable and
sustainable high ground
–
Company-owned distribution
–
Owens Corning brand at retail
–
Leverage the recently improved manufacture-distribution business model to maximize profitability in the supply chain
•
Aggressively grow manufactured stone veneer business
–
Leverage the popularity of Cultured Stone®
–
Increase the penetration of manufactured stone veneer into the wall-
cladding market
–
Improve the operational effectiveness of manufacturing stone veneer products
–
Acquisition of Modulo™/ParMur Group will further the global expansion of the Company’s manufactured stone veneer business in the
European building products market
•
Continue development of franchising and services offering

Composite Solutions
2005 Revenue by End Market
U.S. & Canada
Commercial
& Industrial
40%
U.S. & Canada
Residential Repair
& Remodeling
14%
U.S. & Canada
New Residential
Construction
5%
International
41%
200
400
600
800
1,000
1,200
1,400
1,600
$1,800
2003 2004 2005 LTM 9/30/06
0%
4%
8%
12%
Financial performance ($MM)
LTM refers to last 12 months
Sales EBIT Margin

Strategic Initiatives:
Composite Solutions
• Align commercial position with
regional strengths
• Reposition existing assets for
sustainable returns
• Establish low-cost
country supply
• Grow through innovation and
specialty products
Composite Solutions Strategy
Proposed Joint Venture with Saint-Gobain
Global reach with regional supply,
sales and customer service
Significant synergies not achievable
outside the JV structure
Operations in emerging markets of
China, Russia, Mexico, Brazil, India
Combines world-class intellect and
proven R&D expertise

Owens Corning Financial Strategies
•
Financial performance & discipline
– Strong operational Cash Flow to foster growth and innovation
– Continued focus on Return on Net Assets in excess of
Cost of Capital
•
Balanced use of Free Cash Flow
– Protect and maintain balance sheet and investment-grade
credit profile
– Invest maintenance capital – estimated at 80% of depreciation
– Invest remainder of depreciation to improve operations
– Focused and disciplined organic growth and acquisitions
– Support shareholder returns

0.0
1.0
2.0
3.0
4.0
5.0
6.0
2002 2003 2004 2005 2006E
Recordable Incident Rate
Safety Performance
390
450
530
381
452
544
0
100
200
300
400
500
600
2003 2004 2005
Year
Targeted Results
3-Year EBIT Projection vs. Actual Performance
Source of Projection: Plan of Reorganization filing, August 8, 2003
Projected EBIT EBIT
Management Team with a Proven Record
On average, senior management with
Owens Corning for 16 years

Third Quarter 2006 Summary

Highlights: Third-Quarter 2006
• Record consolidated net sales of $1.661 billion, up 2.7% compared with
Q3 2005
• Third-quarter reported IFO of $159 million, up 14.4% compared with Q3
2005
• Gross margin as % of consolidated net sales down 1.1% in Q3 2006, compared with Q3 2005
• SG&A 8.5% of consolidated net sales during Q3 2006, compared with
8.9% in Q3 2005
• Completed acquisition of Modulo/ParMur Group
• Announced intent to merge glass fiber reinforcements with Saint-Gobain’s
Reinforcements & composites business: Owens Corning – Vetrotex
Reinforcements
• Reduced employee injuries during first nine months of 2006 by 9%, compared with same period last year
• Nine-month record net sales of $4.984 billion, up 8.1% from same period in 2005
1
See Appendix: Items Affecting Comparability
1

Business Segment Results:  Q3 2006
Q3 2006 Net Sales
Q306 Q305 % Change
Insulating Business Systems $529 $502 5.4%
Roofing and Asphalt $458 $453 1.1%
Other Building Materials and Services $328 $341 -3.8%
Composite Solutions $393 $371 5.9%
Q3 2006 Adjusted Income from Operations
1
See Appendix: Items Affecting Comparability
Q306 Q305 % Change
Insulating Business Systems $125 $106 17.9%
Roofing and Asphalt $20 $42 -52.4%
Other Building Materials and Services $8 $14 -42.9%
Composite Solutions $35 $31 12.9%
1

Outlook
•
Slowing housing starts from record highs and increases
in housing inventory beginning to weaken demand for
some of our building materials products
•
Decline could impact capacity utilization and selling
prices for certain products in Q4 2006
•
Energy Policy Act of 2005 and marketing programs may
stimulate some off-setting demand
•
Focus: Capacity management, new product offerings,
eliminating inefficiencies
•
Expect that 2006 income from operations, excluding
items impacting comparability, will exceed comparable
adjusted income from operations of $544 million in 2005
2
See Appendix: Reconciliation of 2005 Adjusted to Reported IFO
2

Why Owens Corning
Diversified End
Markets
Diversified Business
Mix
Strong Corporate
Governance
Experienced
Management Team
Engaged and
Committed Workforce
Focus on Strong
Financial Performance
(Cash Generation, taxes, pension &
product liability)
Unsurpassed Brand
Strength
Leading Market
Share Positions
Owens Corning is a
global company
where market-leading
businesses are built

Appendix

Items Affecting Comparability
When communicating the operating performance of the company to its
Board of Directors and employees, management excludes certain items, including those related to the company's Chapter 11
proceedings, asbestos liabilities, restructuring and other activities, so as to improve comparability over time.
In the third quarter of 2006, such items amounted to a net credit of $5 million of additional income from operations, compared with a net charge of $7 million during the same period of 2005. After excluding items affecting comparability, adjusted income from operations for the third quarter was $154 million, compared with $146 million in 2005.
In the first nine months of 2006, such items amounted to a net credit of $16 million of additional income from operations, compared with a net charge of $4.368 billion during the same period of 2005. After excluding items affecting comparability, adjusted income from operations for the first nine months was $426 million, compared with
$395 million in 2005.

Reconciliation of 2005 Adjusted to Reported IFO
($MM)
2005 Loss from Operations (10-K) ($3,743)
Provision for Asbestos Litigation $4,267
C-11 Related Reorganization Items $45
Other Credits * ($25)
Sub Total - Adjustments $4,287
2005 Adjusted Income from Operations $544
2005 Depreciation and Amortization $231
* Ohio tax law change = $13MM; Asia debt extinguishment =
$5MM; Gain on sale of alloy used in production tooling = $7MM
Adjustments to remove C-11 and
other related items impacting